Jan. 27, 2021
Wells Fargo Classic Value Fund

We look for undervalued companies that we believe have the potential for above average capital appreciation with below average risk. Rigorous fundamental research drives our search for companies with favorable reward-to-risk ratios and that possess, a long-term competitive advantage provided by a durable asset base, strong balance sheets, and sustainable and superior cash flows. Typical investments include stocks of companies that are generally out of favor in the marketplace, or are undergoing reorganization or other corporate action that may create above-average price appreciation. We regularly review the investments of the portfolio and may sell a portfolio holding when a stock nears its price target, downside risks increase considerably, the company’s fundamentals have deteriorated, or we identify a more attractive investment opportunity.